Exhibit 21.1

Subsidiaries of Enova International, Inc.

The following is a list of subsidiaries of Enova International, Inc. as of February 26, 2021:

Entity Name	Jurisdiction of Incorporation/Organization	Direct Ownership %
├─┬─ Debit Plus, LLC	Delaware	100.00%
│ ├─── Debit Plus Payment Solutions, LLC	Delaware	100.00%
│ ├─── Debit Plus Services, LLC	Delaware	100.00%
│ └─── Debit Plus Technologies, LLC	Delaware	100.00%
├─┬─ Energy Intermediate, Inc	Delaware	100.00%
│ └─┬─ On Deck Capital, Inc	Delaware	100.00%
│ ├─── Loan Assets of On Deck, LLC	Delaware	100.00%
│ ├─── ODIP, LLC	Delaware	100.00%
│ ├─── ODWS, LLC	Delaware	100.00%
│ ├─── ODX, LLC	Delaware	100.00%
│ ├─── On Deck Accounts Receivables Trust 2013-1, LLC	Delaware	100.00%
│ ├─── On Deck Asset Securitization Trust II, LLC	Delaware	100.00%
│ ├─── On Deck Assets Funding II, LLC	Delaware	100.00%
│ ├─┬─ On Deck Canada Holdings, Inc	Delaware	100.00%
│ │ └─┬─ On Deck Capital Canada Holdings, Inc.	British Columbia	58.5%
│ │ ├─┬─ On Deck Capital Canada Holdings II, Inc	British Columbia	100.00%
│ │ │ └─┬─ On Deck Capital Canada, ULC	British Columbia	100.00%
│ │ │ ├─┬─ 1119641 B.C. Ltd	British Columbia	100.00%
│ │ │ │ └─── Canada On Deck Asset Funding, LP	Ontario	1.00%
│ │ │ └─── Canada On Deck Asset Funding, LP	Ontario	99.00%
│ │ └─── On Deck Capital Canada, Inc.	British Columbia	100.00%
│ ├─┬─ On Deck Capital Australia Pty Ltd	Australia	55.00%
│ │ ├─── On Deck Australia Loan Funding I Pty Ltd	Australia	100.00%
│ │ ├─── On Deck Australia Loan Funding Trust I	Australia	100.00%
│ │ └─── On Deck Funding Trust No 2	Australia	100.00%
│ ├─── On Deck Capital UK, Ltd	England	100.00%
│ ├─── On Deck Payment Support, LLC	Delaware	100.00%
│ ├─── Prime On Deck Receivables Trust II, LLC	Delaware	100.00%
│ ├─── Receivable Assets of On Deck, LLC	Delaware	100.00%
│ ├─── Small Business Asset Fund II, LLC	Delaware	100.00%
│ └─── Small Business Funding Trust	Delaware	100.00%
└─┬─ Enova Online Services, Inc.	Delaware	100.00%
├─┬─ Align Mint, LLC	Delaware	100.00%
│ └─┬─ Cumulus Funding, Inc.	Delaware	100.00%
│ └─── Align Income Share Funding, LLC	Delaware	100.00%
├─── Billers Acceptance Group, LLC	Delaware	100.00%
├─┬─ CNU Online Holdings, LLC	Delaware	100.00%
│ ├─── AEL Net Marketing, LLC	Delaware	100.00%
│ ├─── AEL Net of Missouri, LLC	Delaware	100.00%
│ ├─── CashEuroNet UK, LLC	Delaware	100.00%
│ ├─── CashNetUSA of Florida, LLC	Delaware	100.00%
│ ├─┬─ CNU DollarsDirect Inc.	Delaware	100.00%
│ │ └─── CNU DollarsDirect Lending Inc.	Delaware	100.00%
│ ├─┬─ CNU Global-1, LLC	Delaware	100.00%
│ │ ├─── CNU of Mexico 1, LLC	Mexico	99.00%
│ │ └─── CNU of Mexico 2, LLC	Mexico	99.00%
│ ├─┬─ CNU Global-2, LLC	Delaware	100.00%
│ │ ├─── CNU of Mexico 1, LLC	Mexico	1.00%
│ │ └─── CNU of Mexico 2, LLC	Mexico	1.00%
│ ├─── CNU of Alaska, LLC	Delaware	100.00%
│ ├─── CNU of Arizona, LLC	Delaware	100.00%

│ ├─── CNU of California, LLC	Delaware	100.00%
│ ├─── CNU of Colorado, LLC	Delaware	100.00%
│ ├─── CNU of Delaware, LLC	Delaware	100.00%
│ ├─── CNU of Florida, LLC	Delaware	100.00%
│ ├─── CNU of Hawaii, LLC	Delaware	100.00%
│ ├─── CNU of Illinois, LLC	Delaware	100.00%
│ ├─── CNU of Indiana, LLC	Delaware	100.00%
│ ├─── CNU of Iowa, LLC	Delaware	100.00%
│ ├─── CNU of Maine, LLC	Delaware	100.00%
│ ├─── CNU of Michigan, LLC	Delaware	100.00%
│ ├─── CNU of Minnesota, LLC	Delaware	100.00%
│ ├─── CNU of Mississippi, LLC	Delaware	100.00%
│ ├─── CNU of Missouri, LLC	Delaware	100.00%
│ ├─── CNU of Montana, LLC	Delaware	100.00%
│ ├─── CNU of Nevada, LLC	Delaware	100.00%
│ ├─── CNU of New Hampshire, LLC	Delaware	100.00%
│ ├─┬─ CNU of New Mexico, LLC	Delaware	100.00%
│ │ ├─── CashNetUSA CO LLC	Delaware	100.00%
│ │ ├─── CashNetUSA OR LLC	Delaware	100.00%
│ │ └─── The Check Giant NM LLC	Delaware	100.00%
│ ├─── CNU of North Dakota, LLC	Delaware	100.00%
│ ├─── CNU of Ohio, LLC	Delaware	100.00%
│ ├─── CNU of Oklahoma, LLC	Delaware	100.00%
│ ├─── CNU of Oregon, LLC	Delaware	100.00%
│ ├─── CNU of Rhode Island, LLC	Delaware	100.00%
│ ├─── CNU of South Carolina, LLC	Delaware	100.00%
│ ├─── CNU of Tennessee, LLC	Delaware	100.00%
│ ├─── CNU of Texas, LLC	Delaware	100.00%
│ ├─── CNU of Virginia, LLC	Utah	100.00%
│ ├─── CNU of Washington, LLC	Delaware	100.00%
│ ├─── CNU of Wisconsin, LLC	Delaware	100.00%
│ ├─── CNU of Wyoming, LLC	Delaware	100.00%
│ ├─── CNU Technologies of Iowa, LLC	Delaware	100.00%
│ ├─── DollarsDirect, LLC	Delaware	100.00%
│ ├─── EFR 2016-2, LLC	Delaware	100.00%
│ ├─── EFR 2017-1, LLC	Delaware	100.00%
│ ├─┬─ Enova Brazil, LLC	Delaware	100.00%
│ │ └─── LH1003 Servicos De Dados LTDA	Brazil	1.00%
│ ├─── Enova Finance 2, LLC	Delaware	100.00%
│ ├─── Enova Finance 3, LLC	Delaware	100.00%
│ ├─── Enova Finance 4, LLC	Delaware	100.00%
│ ├─┬─ Enova Finance 5, LLC	Delaware	100.00%
│ │ └─── EFR 2016-1, LLC	Delaware	100.00%
│ ├─── Enova International GEC, LLC	Delaware	100.00%
│ ├─┬─ Enova SMB, LLC	Delaware	100.00%
│ │ ├─┬─ Headway Capital, LLC	Delaware	100.00%
│ │ │ ├─── CashNet CSO of Maryland, LLC	Delaware	100.00%
│ │ │ ├─── CNU of Alabama, LLC	Delaware	100.00%
│ │ │ ├─── CNU of Idaho, LLC	Delaware	100.00%
│ │ │ ├─── CNU of Kansas, LLC	Delaware	100.00%
│ │ │ ├─── CNU of South Dakota, LLC	Delaware	100.00%
│ │ │ ├─┬─ CNU of Utah, LLC	Utah	100.00%
│ │ │ │ ├─── CNU of Louisiana, LLC	Utah	100.00%
│ │ │ │ ├─── NC Financial Solutions of Louisiana, LLC	Utah	100.00%
│ │ │ │ └─── NC Financial Solutions of Utah, LLC	Utah	100.00%
│ │ │ ├─── ODK Capital, LLC	Delaware	100.00%
│ │ │ └─── Tennessee CNU, LLC	Delaware	100.00%
│ │ └─── The Business Backer, LLC	Delaware	100.00%
│ ├─── LH1003 Servicos De Dados LTDA	Brazil	99.00%
│ ├─── LH1010 Correspondente Bancário e Serviços Ltda.	Brazil	100.00%

│ ├─── Mobile Leasing Group, Inc.	Delaware	100.00%
│ ├─┬─ NC Financial Solutions, LLC	Delaware	100.00%
│ │ ├─── CreditMe, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Alabama, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Arizona, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of California, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Delaware, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Florida, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Georgia, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Idaho, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Illinois, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Indiana, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Kansas, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Maryland, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Mississippi, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Missouri, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Montana, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Nevada, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of New Hampshire, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of New Jersey, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of New Mexico, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of North Dakota, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Ohio, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Oregon, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Rhode Island, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of South Carolina, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of South Dakota, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Tennessee, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Texas, LLC	Delaware	100.00%
│ │ ├─── NC Financial Solutions of Virginia, LLC	Utah	100.00%
│ │ └─── NC Financial Solutions of Wisconsin, LLC	Delaware	100.00%
│ ├─── NetCredit Finance, LLC	Delaware	100.00%
│ ├─┬─ NetCredit Funding 2019-A, LLC	Delaware	100.00%
│ │ └─── ENVA 2019-A, LLC	Delaware	100.00%
│ ├─┬─ NetCredit Funding 2020-A, LLC	Delaware	100.00%
│ │ └─── ENVA 2020-A, LLC	Delaware	100.00%
│ ├─┬─ NetCredit Funding 2020-B, LLC	Delaware	100.00%
│ │ └─── ENVA 2020-B, LLC	Delaware	100.00%
│ ├─┬─ NetCredit Funding 3 LLC	Delaware	100.00%
│ │ └─── ENVA 2018-A, LLC	Delaware	100.00%
│ ├─┬─ NetCredit Funding, LLC	Delaware	100.00%
│ │ └─── EFR 2018-1, LLC	Delaware	100.00%
│ ├─┬─ NetCredit Funding-2, LLC	Delaware	100.00%
│ │ └─── EFR 2018-2, LLC	Delaware	100.00%
│ ├─── NetCredit Loan Services, LLC	Delaware	100.00%
│ ├─── Ohio Consumer Financial Solutions, LLC	Delaware	100.00%
├─┬─ Enova Decisions, LLC	Delaware	100.00%
│ └─┬─ Well Ascent Corporation Ltd	Hong Kong	50.00%
│ └─── Nice Star Holdings Ltd.	Hong Kong	100.00%
└─── Enova Financial Holdings, LLC	Delaware	100.00%